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                                             Exhibit (10)(i)105

THIS EXHIBIT CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN
REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

                          EXHIBIT NO. 1

              CALCULATIONS OF DELIVERED FUEL COSTS

          "Delivered Current Coal Price" shall be the Current
Base Price + the combined Norfolk Southern and Conrail contract freight charge expressed in cents per million Btu's based on a 13,000 Btu/Lb "as received" heat content.

          "Delivered Current Oil Price" shall be the net price (including discounts and allowances) to the BUYER under firm term contract(s) for the supply of Number Six (6) Residual Fuel to the Danskammer Generating Station of the maximum sulfur content of fuel oil (currently 1.0%) permitted to be burned in Danskammer Units 3 and 4 plus all applicable State, Federal or other taxes and fees required to be paid by BUYER in connection with such deliveries of number six Fuel Oil to Danskammer expressed in cents per million Btu's based on 150,000 Btu per gallon as received heat content.

          "Delivered Current Gas Price" shall be the price to the BUYER of natural gas dispatched to the Danskammer Generating
Station to be burned in Units 3 and 4 plus an efficiency loss of 5% expressed in cents per million Btu's.

          "Delivered Current Spot Coal Price" shall be the price to the BUYER for spot coal, having the same specifications as provided in the Contract, delivered to the Danskammer Generating Station to be burned in Units 3 and 4 expressed in cents per million Btu's.

                          EXHIBIT NO. 1

Example IV

Delivered Current Coal Price

Assume the Current Base Price of Coal ($29.00 net per ton) +
freight charges
(Assume $23.00 net per ton for this example) divided by
 13,000 Btu x 2,000 Lbs
(----------------------)=$52.00 per ton / 26 = 200cent per Mmbtu.
       1,000,000





Delivered Current Oil Price

Assume the net price of oil delivered ($12.90 per Bbl) + New York
State Gross Receipts Tax ($0.37 per Bbl) = $13.27 = per Bbl

          150,000 Btu x 42 Gas
$13.27 / (--------------------)=$13.27 / 6.3 = 210cent per Mmbtu.
               1,000,000


Delivered Current Gas Price

Assume the dispatch price of natural gas (220 cent per Mmbtu.) + efficiency loss 5% = 220 x 1.05 = 231 cent per Mmbtu.


Delivered Current Spot Coal Price

Assume the spot price for coal is $28.00 net per ton and the freight charge is $21.00 net per ton.

             13,000 x 2,000 Lbs   49 per ton
$49.00/ton / ------------------ = ---------- = 188cent per Mmbtu.
                  1,000,000             26


     Therefore the Delivered Current Spot Coal Price is the Lowest delivered price of the three fuels. The Delivered Current Coal Price would have to be reduced to equal the Delivered Current Spot Coal Price of 188 cent per Mmbtu. in order to ship the incremental tonnage train. The BUYER must indicate to the ASSIGNEE not later than the 22nd of the month preceding each proposed incremental tonnage shipment if the then-Delivered Current Price of oil, natural gas or spot coal is below the Delivered Current Price of Coal.
















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                          EXHIBIT NO. 5

   EXAMPLES OF ADJUSTMENTS TO CURRENT BASE PRICES FOR QUALITY



PREIMUMS - xxxcent/100 Btu/Lb in excess of 13,000 Btu/Lb, fractions pro rata, on a shipment.

1.   Shipment Btu value is 13,050 Btu/Lb.  Btu Value falls within
     12,850 to 13,150 Btu/Lb range and, therefore, no premiums are due to ASSIGNEE.

2.   Shipment Btu Value is 13,200 Btu/Lb.  Premium due is:
          13,200 Btu/Lb - 13,000 Btu/Lb = 200 Btu/Lb X xxcent/100
          Btu/Lb =                                $x.xxx/Ton.

3.   Shipment Btu Value is 13,300 Btu/Lb.  Premium due is:
          13,300 Btu/Lb - 13,000 Btu/Lb = 300 Btu/Lb X xxcent/100
          Btu/Lb =                                $x.xxx/Ton.

PENALTIES - xxcent/100 Btu/Lb in deficit of 13,000 Btu/Lb, fractions pro rata, on a shipment.

1.   Shipment Btu Value is 12,950 Btu/Lb.  Btu Value falls within
     12,850 to 13,150 Btu/Lb range and, therefore, no penalties are charged to ASSIGNEE.

2.   Shipment Btu Value is 12,700 Btu/Lb.  Penalty charged is:
          13,000 Btu/Lb - 12,700 Btu/Lb = 300 Btu/Lb X xxcent/100
          Btu/Lb =                                $x.xxx/Ton.

3.   Shipment Btu Value is 12,750 Btu/Lb.  Penalty charged is:
          13,000 Btu/Lb - 12,750 Btu/Lb = 250 Btu/Lb X xxcent/100
          Btu/Lb =                                $x.xxx/Ton.

4. Average Btu Value for January shipments is 12,850 Btu/Lb. Average Btu Value falls under 12,900. Penalty charged is:
          13,000 Btu/Lb - 12,850 Btu/Lb = 150 Btu/Lb X xxcent/100
          Btu/Lb =                                $x.xxx/Ton

     on all January shipments not previously penalized.






CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN "X" HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.


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                          EXHIBIT NO. 6

       EXAMPLES OF ADJUSTMENT TO BASE PRICE FOR ASH VALUE


1. If shipment ash value falls within 7.5% to 8.5% range no premium or penalty is incurred.


2.   If shipment ash value is 6.9% the premium due is 8.00% -
     6.9% = 11 (tenths) x $x.xxx (ash value per .1%) = $x.xxx.
          Therefore, each ton of coal will receive a premium of $x.xxx added to the base price.


3.   If shipment ash value is 8.8% the penalty due is 8.8% - 8% =
     8 (tenths) x $x.xxx (ash value per .1%) = $x.xxx.
          Therefore, each ton of coal will receive a penalty of $x.xxx deducted from the base price."






























CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN "X" HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

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